Exhibit 32.1

TAYLOR CAPITAL GROUP, INC.

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906

of Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of Taylor Capital Group, Inc. (the “Company”) hereby certify that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 10, 2008	/s/ BRUCE W. TAYLOR
Bruce W. Taylor Chief Executive Officer

Dated: November 10, 2008	/s/ ROBIN VANCASTLE
Robin VanCastle Chief Financial Officer

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